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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                -------------------------------
                            FORM 8-K
                -------------------------------

                         CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):
                        August 20, 1997

                        PROFFITT'S, INC.
     (Exact name of registrant as specified in its charter)




                            TENNESSEE
             (State or jurisdiction of incorporation)

               1-13113                       62-0331040
          (Commission File Number)         (IRS Employer
                                         Identification No.)


     P.O. Box 200080, Jackson, Mississippi                 39289
     (Address of principal executive offices)          (Zip Code)


                         (601) 968-4400
       (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

On August 21, 1997, the Registrant announced a two-for-one stock split of its outstanding shares of Common Stock. The stock split entitles each shareholder to receive one additional share for each outstanding share of Common Stock held of record as of the close of business on October 15, 1997. The additional shares will be distributed on or about October 27, 1997.
A copy of the press release announcing the stock split is being filed as Exhibit 99 to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following exhibit is being filed with this report.

             Exhibit Number             Description

                   99             Press Release dated
                                  August 21, 1997



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Registrant:    PROFFITT'S, INC.

Date:  August 22, 1997             By:    /s/ Brian J. Martin
                                      --------------------------
                                     Brian J. Martin, Executive
                                      Vice President of Law and
                                      General Counsel


                         EXHIBIT INDEX

        Exhibit Number           Description            Page Number
              99           Press Release dated
                           August 21, 1997